UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-121

Name of Registrant:	Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004 - November 30, 2005

Item 1:	Reports to Shareholders

 Vanguard® Wellington™ Fund

> Annual Report

November 30, 2005

> During the fiscal year ended November 30, 2005, the Investor Shares of Vanguard Wellington Fund returned 8.9%, well ahead of the returns for the fund’s index benchmark and its average peer fund.

> Within the stock portion of Wellington’s portfolio, gains were most pronounced among the fund’s energy-related, financial services, and auto & transportation holdings.

> The fund’s fixed income portfolio, which is made up of investment-grade corporate and U.S. government bonds, returned 2.5% for the year.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	7

Fund Profile	9

Performance Summary	11

Financial Statements	13

Your Fund's After-Tax Returns	33

About Your Fund's Expenses	34

Glossary	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2005
Vanguard Wellington Fund	Total Return

Investor Shares	8.9%

Admiral(TM)Shares[1]	9.0

Wellington Composite Index[2]	6.4

Average Balanced Fund[3]	6.5

Your Fund’s Performance at a Glance
November 30, 2004–November 30, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Wellington Fund

Investor Shares	$30.54	$31.34	$0.895	$0.909

Admiral Shares	52.76	54.15	1.620	1.570

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Weighted 65% Standard & Poor’s 500 Index and 35% Lehman Credit A or Better Index.
3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the 2005 fiscal year, Vanguard Wellington Fund benefited from the stock market’s preference for large-capitalization value stocks. The fund’s Investor Shares returned 8.9% for the year, well ahead of results for its benchmark and the average peer fund. Wellington’s Admiral Shares gained 9.0% for the period.

The fund’s emphasis on dividend-paying value stocks led to continued concentrations in financial services and in companies producing and distributing oil and gas. These sectors performed well during the fund’s fiscal year, with the integrated oils and “other energy” sectors making particularly strong contributions. The fund’s smaller position in railroad stocks also yielded a positive return.

The table on page 1 shows total returns (capital change plus reinvested distributions) for the Wellington Fund and its main comparative measures—the average balanced fund and a composite index of large-capitalization stocks and investment-grade bonds.

Details about the fund’s changes in net asset value and per-share distributions during the period also appear on page 1.

If you hold the Wellington Fund in a taxable account, you may wish to review our report on after-tax returns on page 33.

U.S. stocks produced solid returns, while international markets surged

Stocks produced fiscal-year returns in the neighborhood of 10%, but, as with bonds, the stock market’s interim ups and downs seemed to echo the economy’s mixed signals. The broad market returned 10.1%, with large-cap stocks outperforming their smaller counterparts.

International stocks were the period’s best performers, even as a strengthening dollar reduced the value of international assets for U.S. investors. The long-slumbering Japanese market was a notably strong performer.

Interest rates converged as the Fed tightened monetary policy

During the 12 months ended November 30, the broad fixed income market produced modest returns in an unusual interest rate environment. As the Federal Reserve Board raised its target for short-term rates to 4.00%—a 2-percentage-point increase over the year—the impact on short-term securities was pronounced. The effect on long-term rates, by contrast, was muted. Indeed, the yield of the 30-year U.S. Treasury bond declined modestly.

These dynamics produced a “flattening of the yield curve”—a reduction in the difference between short- and long-term interest rates. The outcome was lower prices and weak returns for short- and intermediate-term bonds, solid returns for the longest-term securities, and a modest 2.4% return for the overall taxable bond market. Because municipal bond yields did not rise as much as yields on taxable securities, the broad tax-exempt bond market produced a higher 12-month return.

Market Barometer	Average Annual Total Returns Periods Ended November 30, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	10.0%	13.1%	1.3%

Russell 2000 Index (Small-caps)	8.1	20.0	10.1

Dow Jones Wilshire 5000 Index (Entire market)	10.1	14.2	2.5

MSCI All Country World Index ex USA (International)	16.5	22.9	6.4

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.4%	4.0%	6.1%

Lehman Municipal Bond Index	3.9	4.9	5.9

Citigroup 3-Month Treasury Bill Index	2.8	1.7	2.3

CPI

Consumer Price Index	3.5%	2.9%	2.6%

The different behavior of short- and long-term rates reflected inconsistencies in the broader economy. For example, growth in the value of goods and services produced by U.S. workers was surprisingly robust, and corporate profits remained strong. But persistently high energy prices, which spiked in the wake of Hurricanes Katrina and Rita, seemed to threaten the overall vigor of the economy.

Wellington’s energy-related stocks helped fuel overall performance

Wellington Fund’s stock holdings accounted for roughly 65% of its assets during the 2005 fiscal year. Within the fund’s stock portfolio, financial services and energy stocks were the largest holdings. As oil prices rose amid strong global demand, investors drove the prices of energy-related stocks higher, boosting the fund’s performance.

Wellington Management Company, the fund’s advisor, held on average 26% of the fund’s stock assets in the integrated oils, utilities, and “other energy” sectors. These sectors contributed most strongly to the fund’s equity return. Specifically, energy exploration and production companies, such as EnCana and Burlington Resources, posted outsized returns that helped boost overall performance for the stock portion of the fund.

The fund also shone in the financial services sector, which accounted for about 20% of the portfolio and posted excellent returns. Top-ten holding Citigroup advanced 13% for the period. Smaller holdings such as Hartford Financial Services Group and ACE, a Bermuda-based catastrophe reinsurance firm, also performed well.

Expense Ratios: [1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Balanced Fund

Wellington Fund	0.29%	0.15%	1.28%

1 Fund expense ratios reflect the fiscal year ended November 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The auto & transportation sector was another strong sector for the fund, a notable achievement in a year of duress for U.S. automakers. The fund distinguished itself through its holdings in the railroad industry, which benefited from the broad economy’s strength.

Lesser performers on the equity side included the fund’s health care stocks—primarily large pharmaceutical companies—whose conspicuously modest returns still did not greatly reduce the fund’s overall performance.

The fund’s fixed income portfolio, made up of investment-grade corporate and U.S. government bonds, returned 2.5% for the year, matching the result for its benchmark, the Lehman Brothers Credit A or Better Bond Index.

More details about the fund’s positioning and performance during the fiscal year are in the Advisor’s Report, which begins on page 7.

A consistent strategy can reap rewards for the long term

Over time, Wellington Fund’s balanced strategy of maintaining an allocation of roughly 65% stocks and 35% bonds has served investors well. As the table below shows, a hypothetical initial investment of $10,000 made in the fund ten years ago would have grown to $26,051 as of November 30, substantially greater than the $19,406 result for the average peer fund, and also ahead of the $22,724 result for the unmanaged Wellington Composite Index.

Total Returns	Ten Years Ended November 30, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

Wellington Fund Investor Shares	10.0%	$26,051

Wellington Composite Index	8.6	22,724

Average Balanced Fund	6.9	19,406

Wellington Management Company’s time-tested emphasis on reasonably valued stocks and investment-grade bonds clearly has benefited the fund over the last decade. Another key contributor to Wellington Fund’s long-term success has been the fund’s significant cost advantage over similar mutual funds.

For a comparison of the cost of your fund with the average cost of its competitors, please see page 4.

Constancy of purpose helps keep your plan on target

In July of 2004 Vanguard celebrated the 75th anniversary of the Wellington Fund. As the nation’s oldest balanced mutual fund, Wellington Fund has navigated nearly eight decades of market ups and downs. In many ways the fund exemplifies the most important characteristics of any successful long-term investment program—namely, a disciplined approach to investment selection, a constancy of purpose that doesn’t shift with market trends, experienced and time-tested management, and careful attention to costs.

Like the fund’s advisor, you can weather the market’s uncertainties by sticking with a well-planned strategy. By carefully choosing a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk, you position your portfolio to better help you reach your financial goals. As a core holding in such a diversified portfolio, Vanguard Wellington Fund is a solid choice.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
December 14, 2005

For a Notice to Shareholders concerning the fund’s advisory arrangements, please see page 36.

Advisor’s Report

Vanguard Wellington Fund returned 8.9% for Investor Shares and 9.0% for Admiral Shares during the fiscal year ended November 30, 2005. This performance exceeded both the 6.5% return of the average balanced fund and the 6.4% return of the unmanaged composite index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

The broad U.S. stock market finished the period with an overall gain of 10.1%, following a strong performance in November. Investors responded favorably to the retreat in gasoline prices following temporary price surges brought on by Hurricane Katrina. The relief from lower gas prices offset concerns about the situation in Iraq, President George Bush’s falling numbers in the polls, and the rising U.S. dollar. With lower gas prices, the U.S. consumer should hold up reasonably well, especially as the global economy remains strong. In addition, the 4% growth in gross domestic product and the stronger dollar reflect the buoyancy of the U.S. economy, despite the hurricane disasters and high energy prices of the past year.

The last 12 months were a period of rising short-term interest rates as the Federal Reserve Board tightened monetary policy to head off any significant increase in the inflation rate. The surprise was that long-term interest rates rose very little during the period, a reflection of the generally low level of inflation and of the Fed’s commitment to informing the bond market of its intentions. Corporate bonds performed rather well during the period, except for those issued by companies that encountered fundamental business problems, most notably General Motors and Ford, both of whose bonds have now been downgraded to high-yield (junk) status.

Our successes

Our strong equity performance was driven by the fund’s overweighting in the energy sector. As in recent years, energy holdings EnCana and Petróleo Brasileiro benefited from the enhanced value of their substantial oil reserves. Price strength led us to reduce our positions in these holdings as well as in other energy stocks. Within industrials, Canadian National Railway performed well as strong traffic and higher rates boosted the company’s earnings results. Technology holding Motorola also posted solid earnings due to the popularity of its dynamic new handset products. Insurance company ACE managed the hurricane risk successfully and beat earnings expectations. Finally, utilities holding TXU benefited from its ability to pass on higher natural gas prices to its electric customers.

Our shortfalls

The health care sector was among the fund’s weaker-performing areas during the period. Abbott Laboratories fell sharply on soft earnings and was hurt by delays in its new-drug pipeline. We remain positive on the stock, as we believe its fundamentals and valuation are very attractive. Eli Lilly, another large pharmaceutical firm, lagged the market due to soft sales of its mental health product Zyprexa. We expect sales of Zyprexa to rebound as its labeling issue abates. In other sectors, specific notable shortfalls included Verizon Communications, the large telecommunications company (utilities sector), and International Paper, a materials & processing stock. Verizon’s price fell as investors fretted about the company’s entrance into residential fiber optics. We have trimmed our position in Verizon as a result of these concerns. And International Paper has been unable to pass along cost increases to customers, which has hurt earnings. As a result, the company has developed a restructuring strategy that looks promising.

The fund’s positioning

The fund’s equity ratio held steady, ending the period at 65%, in the middle of our 60% to 70% range. We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process.

Although our secular view remains intact that global economic growth will support higher energy and commodity prices over the long term, we did take profits in a few oil holdings following significant price appreciation. We added to the above-mentioned pharmaceutical holdings Abbott Laboratories and Eli Lilly based on solid drug pipelines, long-term demographics that favor growing drug consumption, and a slowly improving regulatory and legal environment. Within financial services, we remain concerned about the earnings growth of many large banks that have significant exposure to the mortgage and home equity loan businesses, as we expect a slowdown in the housing market. We remain underweight in financials, despite generally attractive yields in the sector.

We believe that the Fed will raise short-term interest rates a few more times before this tightening cycle is over. We do not envision a substantial increase in interest rates as this occurs, again, given the generally low level of inflation. We continue to find corporate bonds a bit on the expensive side, so we expect to continue our pattern of diversification by investing a portion of the bond portfolio’s assets in mortgage-backed securities and other high-quality, noncorporate sectors.

Edward P. Bousa, Vice President and
Portfolio Manager
Wellington Management Company, LLP
December 13, 2005

Fund Profile
As of November 30, 2005

Total Fund Characteristics

Yield

Investor Shares	2.9%

Admiral Shares	3.0%

Turnover Rate	24%

Expense Ratio

Investor Shares	0.29%

Admiral Shares	0.15%

Short-Term Reserves	3%

Sector Diversification (% of equity portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	5%	2%	3%

Consumer Discretionary	8	12	15

Consumer Staples	6	8	7

Financial Services	20	22	23

Health Care	9	13	12

Integrated Oils	10	6	4

Other Energy	4	3	4

Materials & Processing	9	4	4

Producer Durables	6	4	5

Technology	9	14	13

Utilities	11	7	6

Other	3	5	4

Total Fund Volatility Measures
	Fund	Composite Index[3]	Fund	Broad Index[2]

R-Squared	0.92	1.00	0.80	1.00

Beta	1.03	1.00	0.61	1.00

Ten Largest Stocks[4] (% of equity portfolio)

Citigroup, Inc.	banking	2.8%

General Electric Co.	conglomerate	2.8

Bank of America Corp.	banking	2.4

Total SA ADR	energy and utilities	2.2

International Business Machines Corp.	computer hardware	2.0

Chevron Corp.	oil	2.0

ExxonMobil Corp.	oil	1.9

Microsoft Corp.	software	1.9

Exelon Corp.	electric utilities	1.9

Altria Group, Inc.	tobacco	1.9

Top Ten		21.8%

Top Ten as % of Total Net Assets		14.0%

Fund Asset Allocation

65% Stocks
32% Bonds
 3% Short-Term Reserves

1 S&P 500 Index.
2 Dow Jones Wilshire 5000 Index.
3 Wellington Composite Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
4 “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Equity Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	107	500	4,954

Median Market Cap	$55.1B	$55.1B	$34.5B

Price/Earnings Ratio	16.4x	17.3x	20.5x

Price/Book Ratio	2.5x	2.8x	2.8x

Dividend Yield	2.3%	1.8%	1.6%

Return on Equity	18.3%	18.5%	17.2%

Earnings Growth Rate	10.7%	12.9%	9.1%

Foreign Holdings	10.8%	0.0%	0.6%

Fixed Income Characteristics
	Fund	Comparative Index[3]	Broad Index[4]

Number of Bonds	361	1,753	6,381

Yield to Maturity	5.2%[5]	5.2%	5.2%

Average Coupon	5.5%	5.5%	5.2%

Average Effective Maturity	8.4 years	8.6 years	7.2 years

Average Quality[6]	Aa3	Aa3	Aa1

Average Duration	5.4 years	5.5 years	4.6 years

Sector Diversification[7] (% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	9%

Finance	25

Foreign	8

Government Mortgage-Backed	8

Industrial	30

Treasury/Agency	12

Utilities	6

Other	2

Distribution by Credit Quality[6] (% of fixed income portfolio)

Aaa	39%

Aa	18

A	34

Baa	6

Ba	0

B	0

Not Rated	3

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.
2 Dow Jones Wilshire 5000 Index.
3 Lehman Credit A or Better Index.
4 Lehman Aggregate Bond Index.
5 Before expenses.
6 Moody’s Investors Service.
7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government. See pages 40 and 41 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1995-November 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended November 30, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Wellington Fund Investor Shares	8.86%	7.52%	10.05%	$26,051

Dow Jones Wilshire 5000 Index	10.07	2.46	9.32	24,387

S &P 500 Index	8.44	0.64	9.28	24,287

Wellington Composite Index[1]	6.43	3.18	8.55	22,724

Average Balanced Fund[2]	6.47	2.95	6.85	19,406

	One Year	Since Inception[3]	Final Value of a $100,000 Investment

Wellington Fund Admiral Shares	9.02%	6.66%	$134,050

Dow Jones Wilshire 5000 Index	10.07	3.50	116,929

S &P 500 Index	8.44	1.73	108,091

Wellington Composite Index[1]	6.43	3.85	118,747

1 Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
2 Derived from data provided by Lipper Inc.
3 May 14, 2001.

Fiscal-Year Total Returns (%): November 30, 1995–November 30, 2005

	Wellington Fund Investor Shares			Composite Index[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	16.7%	4.6%	21.3%	19.8%

1997	14.2	4.4	18.6	21.6

1998	9.6	4.2	13.8	20.1

1999	-0.5	4.1	3.6	11.0

2000	2.6	4.3	6.9	-0.1

2001	3.8	3.8	7.6	-3.4

2002	-7.4	3.1	-4.3	-8.1

2003	9.6	3.3	12.9	12.7

2004	10.3	3.1	13.4	9.9

2005	5.7	3.2	8.9	6.4

Average Annual Total Returns: Periods Ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	7/1/1929	12.38%	7.95%	6.58%	3.82%	10.40%

Admiral Shares	5/14/2001	12.56	6.80[2]	--	--	--

1 Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
2 Return since inception.
Note: See Financial Highlights tables on pages 27 and 28 for dividend and capital gains information.

Financial Statements

Statement of Net Assets
 As of November 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Common Stocks (64.5%)

Auto & Transportation (3.1%)
Canadian National Railway Co.	5,223,600	417,157
Union Pacific Corp.	4,515,000	345,578
CSX Corp.	5,503,200	267,676
Norfolk Southern Corp.	2,069,900	91,572
Genuine Parts Co.	1,423,800	63,089
		1,185,072
Consumer Discretionary (5.3%)
McDonald's Corp.	10,339,400	349,989
Time Warner, Inc.	16,589,900	298,286
Kimberly-Clark Corp.	4,763,000	280,922
Waste Management, Inc.	9,083,500	271,687
Viacom Inc. Class B	5,381,000	179,725
Fuji Photo Film Co., Ltd. ADR	5,351,200	171,238
Wal-Mart Stores, Inc.	3,085,000	149,808
Gannett Co., Inc.	2,070,000	127,553
Limited Brands, Inc.	5,428,100	120,775
Dollar General Corp.	4,660,800	88,136
		2,038,119
Consumer Staples (3.7%)
Altria Group, Inc.	6,362,400	463,119
The Procter & Gamble Co.	6,610,275	378,042
The Coca-Cola Co.	7,424,700	316,960
General Mills, Inc.	2,565,200	121,924
Coca-Cola Enterprises, Inc.	3,766,300	72,388
Colgate-Palmolive Co.	1,171,800	63,887
		1,416,320
Financial Services (12.8%)
Citigroup, Inc.	14,313,300	694,911
Bank of America Corp.	12,819,300	588,278
ACE Ltd.	6,108,800	339,038
UBS AG	3,658,200	336,262
Merrill Lynch & Co., Inc.	4,654,500	309,152
American International Group, Inc.	4,602,900	309,039
State Street Corp.	5,189,500	299,382
Freddie Mac	4,017,200	250,874
MBIA, Inc.	3,825,900	236,364
MBNA Corp.	8,555,000	229,017
The Hartford Financial Services Group Inc.	2,547,300	222,558
JPMorgan Chase & Co.	5,110,276	195,468
First Data Corp.	3,940,200	170,492
Ambac Financial Group, Inc.	1,973,100	151,317
Marsh &McLennan Cos., Inc.	4,412,900	136,314
MetLife, Inc.	2,445,100	125,776
Westpac Banking Corp. Ltd. ADR	1,408,500	116,483
PNC Financial Services Group	1,755,700	111,961
Swiss Reinsurance ADR	878,500	64,789
U.S. Bancorp	1,311,700	39,718
		4,927,193
Health Care (5.9%)
Abbott Laboratories	11,645,800	439,163
Eli Lilly & Co.	8,255,600	416,908
Schering-Plough Corp.	16,356,200	316,002

Shares	Market Value• ($000)

AstraZeneca Group PLC ADR	5,366,900	247,146
Wyeth	4,681,500	194,563
Novartis AG ADR	3,059,900	160,339
Pfizer Inc.	6,649,700	140,974
Baxter International, Inc.	3,602,000	140,082
Bristol-Myers Squibb Co.	4,511,900	97,412
Sanofi-Synthelabo SA ADR	2,007,603	80,726
Merck & Co., Inc.	1,940,600	57,054
		2,290,369
Integrated Oils (6.7%)
^Total SA ADR	4,443,300	554,035
Chevron Corp.	8,534,400	489,106
ExxonMobil Corp.	8,318,700	482,734
Royal Dutch Shell PLC ADR Class A	6,158,010	379,457
BP PLC ADR	4,434,500	291,967
ConocoPhillips Co.	3,578,900	216,559
Petroleo Brasileiro ADR	2,913,200	196,932
		2,610,790
Other Energy (2.3%)
EnCana Corp.	8,042,004	356,422
Schlumberger Ltd.	2,323,800	222,457
Burlington Resources, Inc.	2,931,600	211,808
Anadarko Petroleum Corp.	1,289,500	116,842
		907,529
Materials & Processing (6.1%)
E.I. du Pont de Nemours & Co.	9,470,800	404,877
Weyerhaeuser Co.	5,652,300	374,804
Alcoa Inc.	11,770,700	322,635
Rio Tinto PLC ADR	1,578,700	257,154
International Paper Co.	7,399,700	233,313
Rohm & Haas Co.	3,891,500	170,448
Air Products & Chemicals, Inc.	2,875,400	170,137
Cia Vale do Rio Doce ADR	3,698,568	160,370
Avery Dennison Corp.	2,727,800	160,367
Syngenta AG ADR	5,405,100	118,101
		2,372,206
Producer Durables (3.8%)
Deere & Co.	4,117,800	285,569
Parker Hannifin Corp.	3,844,000	262,968
United Technologies Corp.	4,132,400	222,488
Caterpillar, Inc.	3,255,600	188,109
Pitney Bowes, Inc.	3,306,700	137,757
*Agilent Technologies, Inc.	3,788,300	135,091
Emerson Electric Co.	1,713,700	129,573
Nokia Corp. ADR	3,612,200	61,696
Pall Corp.	1,063,200	29,514
		1,452,765
Technology (5.7%)
International Business Machines Corp.	5,617,100	499,360
Microsoft Corp.	17,339,300	480,472
Motorola, Inc.	15,487,700	373,099
General Dynamics Corp.	3,163,100	361,542
Accenture Ltd.	6,461,400	183,762
*EMC Corp.	7,304,700	101,754
Hewlett-Packard Co.	3,166,400	93,947
Texas Instruments, Inc.	2,288,700	74,337
*Corning, Inc.	1,315,500	26,639
		2,194,912
Utilities (7.3%)
Exelon Corp.	9,144,000	475,854
AT &T Inc.	14,094,400	351,092
*Comcast Corp. Class A	10,485,700	276,822
Verizon Communications Inc.	7,647,900	244,580
FPL Group, Inc.	5,489,000	232,679
TXU Corp.	2,225,700	228,424
Sprint Nextel Corp.	7,707,800	193,003
Pinnacle West Capital Corp.	3,508,300	145,559
Progress Energy, Inc.	3,000,000	134,340
^Deutsche Telekom AG ADR	7,399,100	122,751
Alltel Corp.	1,712,400	114,440
BellSouth Corp.	3,528,300	96,181
Cinergy Corp.	2,293,100	94,201

Shares	Market Value• ($000)

France Telecom SA ADR	3,396,300	84,874
*Comcast Corp. Special Class A	290,900	7,575
		2,802,375
Other (1.8%)
General Electric Co.	19,257,800	687,889
Total Common Stocks (Cost $18,139,756)		24,885,539
	Face
	Amount
	($000)
U.S. Government and Agency Obligations (6.7%)
U.S. Government Securities (3.1%)
U.S. Treasury Note 3.875%, 7/31/07	1,200,000	1,189,692
Agency Notes (0.7%)
[1]Federal Home Loan Mortgage Corp.
[2]4.000%, 8/17/07	50,000	49,442
[2]3.500%, 9/15/07	50,000	49,010
[1]Federal National Mortgage Assn
[2]3.250%, 11/15/07	100,000	97,313
Private Export Funding Corp.
(U.S. Government Guaranteed)
5.750%, 1/15/08	40,385	41,206
3.375%, 2/15/09	33,300	31,957
		268,928
Mortgage-Backed Securities (2.9%)
Conventional Mortgage-Backed Securities (2.5%)
Government National Mortgage Assn
[2]5.000%, 1/15/30-12/1/35	449,085	439,492
[2]5.500%, 1/15/29-9/15/34	420,955	419,776
[2]6.000%, 3/15/28-1/15/33	56,309	57,260
[2]6.500%, 1/15/31-1/15/32	25,981	27,026
[2]7.000%, 4/15/23-8/15/32	24,251	25,520
[2]8.000%, 6/15/17	53	56
Non conventional
Mortgage-Backed Securities (0.4%)
[1]Federal Home Loan Mortgage Corp. CMO
[2]4.000%, 3/15/19	23,000	20,746
[2]4.000%, 9/15/19	22,229	20,038
[2]4.000%, 9/15/19	23,066	21,217
[1]Federal National Mortgage Assn
[2]4.000%, 2/25/19	19,895	18,071
[2]4.510%, 5/1/13	20,052	19,304
[2]4.885%, 1/1/14	37,849	37,081
[2]5.016%, 2/1/13	19,234	19,304
		1,124,891
Total U.S. Government and Agency Obligations
(Cost $2,610,119)		2,583,511
Corporate Bonds (22.5%)
Asset-Backed/Commercial Mortgage-Backed
Securities (2.7%)
Advanta Business Card Master Trust
[2]4.750%, 1/20/11	13,150	13,129
Aesop Funding II LLC
2 33.950%, 4/20/08	43,600	42,850
Asset Securitization Corp.
[2]7.490%, 4/14/29	17,379	17,870
Bank One Issuance Trust
[2]3.860%, 6/15/11	40,000	39,058
[2]3.450%, 10/17/11	40,000	38,459
Bear Stearns Commercial
Mortgage Securities, Inc.
[2]5.610%, 11/15/33	17,250	17,615
[2]4.740%, 3/13/40	25,000	24,237
[2]4.825%, 11/11/41	49,980	48,657
[2]4.933%, 2/13/42	19,160	18,760
[2]4.871%, 9/11/42	24,700	24,040
California Infrastructure & Economic Development

[2]6.310%, 9/25/08	3,727	3,755
[2]6.420%, 12/26/09	16,110	16,486
Caterpillar Financial Asset Trust
[2]3.130%, 1/26/09	4,742	4,664
Chase Commercial Mortgage Securities Corp.
[2]6.390%, 11/18/30	26,262	27,032
Chase Issuance Trust
[2]4.650%, 12/17/12	40,000	39,660
Chase Manhattan Auto

[2]2.570%, 2/16/10	22,730	22,167
Commercial Mortgage Pass Through Certificates
[2]5.116%, 6/10/44	25,000	24,683

Face Amount ($000)	Market Value• ($000)

DLJ Mortgage Acceptance Corp.
2 3 7.600%, 5/15/30	7,767	7,921
2 3 6.820%, 10/15/30	14,502	14,769
GS Mortgage Securities Corp. II
[2]5.396%, 8/10/38	25,100	25,736
Greenwich Capital Commercial Funding Corp.
[2]4.915%, 1/15/36	47,700	47,174
[2]5.317%, 6/10/36	25,535	25,987
[2]5.224%, 4/10/37	10,000	9,990
[2]4.799%, 8/10/42	48,375	46,833
Honda Auto Receivables
Owner Trust
[2]3.820%, 5/21/10	21,677	21,175
JPMorgan Chase Commercial Mortgage Securities
[2]4.899%, 1/12/37	24,040	23,495
LB-UBS Commercial Mortgage Trust
[2]6.462%, 3/15/31	18,325	19,668
Merrill Lynch Mortgage Investors, Inc.
[2]4.449%, 2/25/35	42,944	42,018
Morgan Stanley Capital
[2]4.780%, 12/13/41	43,275	42,046
[2]5.230%, 9/15/42	16,905	16,877
[2]4.700%, 7/15/56	38,470	37,196
Morgan Stanley Dean Witter Capital I
[2]4.740%, 11/13/36	26,000	25,351
Nomura Asset Securities Corp.
[2]6.690%, 3/15/30	13,000	13,989
[2]6.590%, 3/15/30	10,000	10,331
PSE &G Transition Funding LLC
[2]6.450%, 3/15/13	10,000	10,647
USAA Auto Owner Trust
[2]2.670%, 10/15/10	5,000	4,851
[2]4.130%, 11/15/11	24,000	23,598
WFS Financial Owner Trust
[2]3.930%, 2/17/12	37,445	36,835
Wachovia Auto Owner Trust
[2]4.930%, 11/20/12	25,000	24,998
Wachovia Bank Commercial Mortgage Trust
[2]5.118%, 7/15/42	25,000	24,783
Wells Fargo Mortgage-Backed Securities Trust
[2]4.553%, 2/25/35	19,710	19,402
[2]4.534%, 4/25/35	35,944	35,276
World Omni Auto Receivables Trust
[2]3.820%, 11/12/11	9,255	9,028
		1,043,096
Finance (8.2%)
Banking (3.8%)
BB &T Corp.
7.250%, 6/15/07	36,900	38,193
5.250%, 11/1/19	8,000	7,822
BNP Paribas New York Branch
7.200%, 1/15/07	40,000	41,021
BTM Curacao
[3]4.760%, 7/21/15	47,895	46,631
Bank One Corp.
7.875%, 8/1/10	15,000	16,668
Bank of America Corp.
5.625%, 3/8/35	46,180	44,399
Bank of Montreal
7.800%, 4/1/07	21,000	21,827
Bank of New York Co., Inc.
4.950%, 3/15/15	58,655	57,625
BankAmerica Corp.
5.875%, 2/15/09	25,000	25,677
Citicorp
6.375%, 11/15/08	15,000	15,612
Citigroup, Inc.
4.625%, 8/3/10	19,400	19,111
6.625%, 6/15/32	45,000	49,717
Credit Suisse First Boston USA, Inc.
4.700%, 6/1/09	45,000	44,523
6.500%, 1/15/12	15,000	16,033
Deutsche Bank Financial LLC
5.375%, 3/2/15	19,215	19,402
Fifth Third Bank
4.200%, 2/23/10	60,000	58,358
Golden West Financial Corp.
4.750%, 10/1/12	10,000	9,806
HBOS Treasury Services PLC
[3] 6.000%, 11/1/33	60,000	62,046
Huntington National Bank
4.900%, 1/15/14	16,375	15,884
JPMorgan Chase & Co.
4.500%, 11/15/10	25,000	24,420
6.750%, 2/1/11	5,115	5,470

Face Amount ($000)	Market Value• ($000)

Mellon Bank NA
4.750%, 12/15/14	4,750	4,604
Mellon Funding Corp.
5.000%, 12/1/14	30,000	29,637
Mizuho Finance (Cayman)
[3]5.790%, 4/15/14	50,000	51,566
NBD Bancorp, Inc.
7.125%, 5/15/07	35,000	36,145
National City Bank
4.150%, 8/1/09	8,630	8,400
7.250%, 7/15/10	25,000	27,680
National City Bank of Pennsylvania
7.250%, 10/21/11	20,000	22,336
National City Corp.
3.200%, 4/1/08	10,000	9,633
Northern Trust Co.
4.600%, 2/1/13	5,925	5,780
Overseas Chinese Banking Corp.
[3] 7.750%, 9/6/11	14,805	16,582
PNC Bank NA
4.875%, 9/21/17	25,000	23,781
Paribas NY
6.950%, 7/22/13	40,000	44,360
Royal Bank of Scotland Group PLC
6.375%, 2/1/11	40,775	43,346
5.000%, 10/1/14	9,700	9,550
5.050%, 1/8/15	19,510	19,272
4.700%, 7/3/18	10,000	9,367
Santander US Debt, S.A. Unipersonal
[3]4.750%, 10/21/08	47,100	46,912
Scotland International Finance
[3] 8.850%, 11/1/06	28,000	28,952
Societe Generale
7.400%, 6/1/06	40,000	40,505
SunTrust Banks, Inc.
7.250%, 9/15/06	44,360	45,135
4.250%, 10/15/09	9,680	9,449
UFJ Finance Aruba AEC
6.750%, 7/15/13	50,000	54,262
US Bank NA
4.125%, 3/17/08	50,000	49,277
Wachovia Bank NA
4.375%, 8/15/08	15,000	14,814
Wachovia Corp.
5.625%, 12/15/08	55,000	56,054
4.375%, 6/1/10	19,400	18,914
Washington Mutual, Inc.
5.250%, 9/15/17	40,000	38,636
Wells Fargo & Co.
6.450%, 2/1/11	5,000	5,315
6.375%, 8/1/11	15,000	15,982
5.125%, 9/1/12	10,000	10,025
World Savings Bank, FSB
4.500%, 6/15/09	14,845	14,633
4.125%, 12/15/09	33,045	32,031

Brokerage (0.1%)
Dean Witter, Discover & Co.
6.750%, 10/15/13	25,775	27,978
7.070%, 2/10/14	17,500	19,242

Finance Companies (1.2%)
American Express Centurion Bank
4.375%, 7/30/09	10,000	9,801
American Express Co.
4.750%, 6/17/09	20,000	19,855
American Express Credit Corp.
3.000%, 5/16/08	30,000	28,734
Ameriprise Financial Inc.
5.350%, 11/15/10	22,605	22,697
CIT Group, Inc.
3.650%, 11/23/07	25,000	24,411
4.125%, 11/3/09	25,000	24,201
Countrywide Home Loan
5.500%, 8/1/06	30,000	30,136
FGIC Corp.
[3]6.000%, 1/15/34	14,635	14,848
General Electric Capital Corp.
6.125%, 2/22/11	19,400	20,312
8.125%, 5/15/12	30,000	34,725
5.450%, 1/15/13	40,000	40,705
Household Finance Corp.
6.375%, 10/15/11	75,000	79,107
Norwest Financial, Inc.
6.250%, 12/15/07	35,000	36,187
Transamerica Financial Corp.
6.400%, 9/15/08	29,265	30,260
US Trade Funding Corp.
2 3 4.260%, 11/15/14	23,180	22,235

Face Amount ($000)	Market Value• ($000)

Wells Fargo Financial
5.500%, 8/1/12	20,000	20,434

Insurance (2.7%)
ACE Capital Trust II
9.700%, 4/1/30	20,000	27,141
AIG SunAmerica Global Financing VI
[3]6.300%, 5/10/11	60,000	63,100
Allstate Corp.
7.200%, 12/1/09	40,000	43,079
5.000%, 8/15/14	10,000	9,779
Ambac, Inc.
7.500%, 5/1/23	25,000	29,366
American International Group, Inc.
[3]4.700%, 10/1/10	19,400	19,042
Cincinnati Financial Corp.
6.920%, 5/15/28	40,500	44,993
Farmers Exchange Capital
[3]7.050%, 7/15/28	25,000	26,002
Florida Windstorm Underwriters
[3]7.125%, 2/25/19	55,000	62,480
Frank Russell Co.
[3]5.625%, 1/15/09	30,000	30,597
General Reinsurance Corp.
9.000%, 9/12/09	32,000	36,185
Hartford Financial Services Group, Inc.
7.900%, 6/15/10	35,000	38,716
4.750%, 3/1/14	15,000	14,444
ING USA Global
4.500%, 10/1/10	25,000	24,421
Jackson National Life Insurance Co.
[3]8.150%, 3/15/27	39,480	48,978
John Hancock Financial Services
5.625%, 12/1/08	16,080	16,352
Liberty Mutual Insurance Co.
[3]7.875%, 10/15/26	31,210	34,720
Marsh & McLennan Cos., Inc.
6.250%, 3/15/12	50,000	51,669
MassMutual Global Funding II
[3]3.500%, 3/15/10	50,000	47,113
Mercury General Corp.
7.250%, 8/15/11	20,000	21,623
Met Life Global Funding I
[3]4.500%, 5/5/10	20,000	19,549
Metropolitan Life Insurance Co.
[3]7.700%, 11/1/15	51,000	57,891
New York Life Global Funding
[3]3.875%, 1/15/09	4,285	4,159
New York Life Insurance
[3]5.875%, 5/15/33	16,035	16,506
Pacific Life Global Funding
[3]3.750%, 1/15/09	38,415	37,090
Protective Life Secured Trust
3.700%, 11/24/08	35,000	33,825
4.850%, 8/16/10	15,205	15,062
Prudential Financial, Inc.
4.750%, 4/1/14	28,700	27,629
Prudential Insurance Co.
[3]7.650%, 7/1/07	20,000	20,837
St. Paul Cos., Inc.
5.750%, 3/15/07	20,000	20,179
Torchmark Corp.
7.875%, 5/15/23	45,000	54,528
XL Capital Ltd.
6.500%, 1/15/12	50,000	52,390

Real Estate Investment Trusts (0.1%)
Spieker Properties Corp. LP
7.650%, 12/15/10	25,000	27,419

Financial Other (0.3%)
Berkshire Hathaway Finance Corp.
4.625%, 10/15/13	50,000	48,412
SovRisc BV
[3]4.625%, 10/31/08	50,000	49,859
		3,164,183
Industrial (9.7%)
Basic Industy (0.7%)
Alcan, Inc.
4.500%, 5/15/13	20,000	18,837
7.250%, 3/15/31	21,273	24,184
6.125%, 12/15/33	8,029	8,021

Face Amount ($000)	Market Value• ($000)

Alcoa, Inc.
7.375%, 8/1/10	40,000	43,890
BHP Billiton Finance BV
4.800%, 4/15/13	15,000	14,753
BHP Finance USA Ltd.
7.250%, 3/1/16	15,000	17,071
Dow Chemical Co.
6.125%, 2/1/11	19,000	19,867
7.375%, 11/1/29	20,000	23,630
E.I. du Pont de Nemours & Co.
4.125%, 4/30/10	24,930	24,043
4.750%, 11/15/12	17,560	17,174
PPG Industries, Inc.
6.875%, 2/15/12	9,355	10,237
Rohm & Haas Co.
[2]9.800%, 4/15/20	10,875	13,771
7.850%, 7/15/29	20,000	25,318
Weyerhaeuser Co.
7.375%, 3/15/32	25,000	26,898
Capital Goods (1.0%)
Boeing Capital Corp.
6.500%, 2/15/12	30,000	32,188
Caterpillar Financial Services Corp.
3.625%, 11/15/07	15,000	14,635
2.700%, 7/15/08	25,000	23,679
4.500%, 6/15/09	10,000	9,860
Caterpillar, Inc.
7.300%, 5/1/31	10,000	12,316
Deere & Co.
7.125%, 3/3/31	25,000	30,300
General Dynamics Corp.
4.250%, 5/15/13	40,000	38,106
Honeywell International, Inc.
7.500%, 3/1/10	41,000	44,908
John Deere Capital Corp.
5.100%, 1/15/13	40,000	39,904
Masco Corp.
6.750%, 3/15/06	40,000	40,270
Minnesota Mining & Manufacturing Corp.
6.375%, 2/15/28	30,000	33,327
The Boeing Co.
8.750%, 9/15/31	9,800	13,721
8.625%, 11/15/31	9,460	13,098
United Technologies Corp.
7.500%, 9/15/29	19,230	24,049

Communication (1.2%)
Alltel Corp.
7.000%, 7/1/12	20,000	21,808
BellSouth Corp.
4.200%, 9/15/09	10,000	9,702
6.000%, 10/15/11	25,000	25,870
BellSouth Telecommunications
5.875%, 1/15/09	15,000	15,348
Chesapeake & Potomac Telephone Co.
7.150%, 5/1/23	10,000	10,507
Cox Communications, Inc.
7.750%, 8/15/06	30,000	30,513
Deutsche Telekom International Finance
[4]8.500%, 6/15/10	50,000	55,685
France Telecom
[4]7.750%, 3/1/11	50,000	56,201
Gannett Co., Inc.
5.500%, 4/1/07	19,250	19,367
New York Times Co.
4.500%, 3/15/10	9,450	9,172
SBC Communications, Inc.
4.125%, 9/15/09	30,000	28,880
6.150%, 9/15/34	10,000	9,863
Southwestern Bell Telephone Co.
7.600%, 4/26/07	7,000	7,236
Telecomunicaciones de Puerto Rico
6.650%, 5/15/06	13,000	13,098
Telefonica Europe BV
7.750%, 9/15/10	50,000	54,939
Verizon Global Funding Corp.
4.375%, 6/1/13	10,000	9,387
7.750%, 12/1/30	17,000	19,836
Vodafone AirTouch PLC
7.750%, 2/15/10	10,000	10,978
5.000%, 12/16/13	10,000	9,793
5.375%, 1/30/15	40,000	40,213

Face Amount ($000)	Market Value• ($000)

Consumer Cyclical (1.7%)
CVS Corp.
4.000%, 9/15/09	40,000	38,430
4.875%, 9/15/14	35,000	33,656
Harley-Davidson Inc.
[3]3.625%, 12/15/08	50,000	47,943
Home Depot Inc.
3.750%, 9/15/09	48,000	46,187
4.625%, 8/15/10	12,000	11,904
Johnson Controls, Inc.
7.125%, 7/15/17	36,300	40,647
Kohl's Corp.
6.000%, 1/15/33	55,000	52,502
Lowe's Cos., Inc.
8.250%, 6/1/10	12,870	14,569
6.875%, 2/15/28	5,790	6,606
6.500%, 3/15/29	39,900	43,858
Target Corp.
3.375%, 3/1/08	10,000	9,697
5.875%, 3/1/12	40,000	41,984
6.350%, 11/1/32	10,000	11,076
The Walt Disney Co.
6.375%, 3/1/12	20,000	21,095
Time Warner, Inc.
7.570%, 2/1/24	20,000	21,937
6.950%, 1/15/28	20,000	20,943
Toyota Motor Credit Corp.
5.500%, 12/15/08	50,000	50,836
4.250%, 3/15/10	20,000	19,504
Viacom Inc.
7.700%, 7/30/10	40,000	43,216
Wal-Mart Stores, Inc.
6.875%, 8/10/09	12,000	12,778
4.125%, 2/15/11	40,000	38,511
5.250%, 9/1/35	18,000	16,985
Wendy's International, Inc.
6.350%, 12/15/05	25,500	25,508

Consumer Noncyclical (3.7%)
Abbott Laboratories
4.350%, 3/15/14	45,000	42,830
Anheuser-Busch Cos., Inc.
5.000%, 3/1/19	15,000	14,396
7.000%, 12/1/25	30,000	31,002
6.500%, 1/1/28	19,550	21,544
6.800%, 8/20/32	20,000	23,142
Archer-Daniels-Midland Co.
7.000%, 2/1/31	40,130	46,797
5.935%, 10/1/32	25,000	25,617
Avon Products, Inc.
4.200%, 7/15/18	30,000	26,611
Becton, Dickinson & Co.
4.550%, 4/15/13	8,000	7,756
Bristol-Myers Squibb Co.
5.750%, 10/1/11	51,000	52,519
CPC International, Inc.
6.150%, 1/15/06	6,790	6,804
Cargill Inc.
[3]6.875%, 5/1/28	19,355	21,911
[3]6.125%, 4/19/34	20,750	22,065
Clorox Co.
4.200%, 1/15/10	55,770	54,097
Coca-Cola Enterprises Inc.
5.250%, 5/15/07	13,000	13,091
6.125%, 8/15/11	30,000	31,729
7.000%, 10/1/26	10,075	11,521
Coca-Cola HBC Finance
5.125%, 9/17/13	28,000	27,777
5.500%, 9/17/15	17,440	17,636
Colgate-Palmolive Co.
7.600%, 5/19/25	13,920	17,693
ConAgra Foods, Inc.
6.750%, 9/15/11	30,000	32,000
Diageo Capital PLC
3.500%, 11/19/07	40,000	38,925
3.375%, 3/20/08	10,000	9,664
Eli Lilly &Co.
6.000%, 3/15/12	45,000	47,495
Fortune Brands Inc.
6.250%, 4/1/08	40,000	41,090
4.875%, 12/1/13	35,000	33,755
GlaxoSmithKline Capital Inc.
4.375%, 4/15/14	35,000	33,289
5.375%, 4/15/34	45,000	44,817
Hershey Foods Corp.
4.850%, 8/15/15	9,620	9,401
Kimberly-Clark Corp.
4.875%, 8/15/15	30,000	29,690
6.375%, 1/1/28	30,000	34,112
Kraft Foods, Inc.
4.625%, 11/1/06	50,000	49,848

Face Amount ($000)	Market Value• ($000)

Medtronic Inc.
[3]4.375%, 9/15/10	19,235	18,788
Pepsi Bottling Group, Inc.
7.000%, 3/1/29	10,000	11,817
Pepsi Bottling Holdings Inc.
[3]5.625%, 2/17/09	40,000	40,896
Pfizer, Inc.
2.500%, 3/15/07	30,000	29,210
Pharmacia Corp.
[4] 6.600%, 12/1/28	12,000	13,672
Procter & Gamble Co. ESOP
[2]9.360%, 1/1/21	60,945	78,710
Schering-Plough Corp.
[4]5.550%, 12/1/05	35,000	35,587
Sysco Corp.
5.375%, 9/21/35	25,000	23,969
Unilever Capital Corp.
7.125%, 11/1/10	37,000	40,423
5.900%, 11/15/32	27,000	28,032
UnitedHealth Group, Inc.
4.125%, 8/15/09	23,950	23,285
4.875%, 4/1/13	40,000	39,430
4.750%, 2/10/14	10,000	9,729
Warner-Lambert Co.
6.000%, 1/15/08	20,000	20,528
Wyeth
[4]6.950%, 3/15/11	30,000	32,271
6.500%, 2/1/34	11,500	12,353
Zeneca Wilmington Inc.
7.000%, 11/15/23	29,000	34,728

Energy (0.6%)
Amoco Corp.
6.500%, 8/1/07	25,000	25,731
Anadarko Petroleum Corp.
3.250%, 5/1/08	30,000	28,903
Apache Finance Canada
7.750%, 12/15/29	39,910	51,466
ChevronTexaco Capital Co.
3.500%, 9/17/07	27,190	26,640
Phillips Petroleum Co.
9.375%, 2/15/11	20,000	23,962
Suncor Energy, Inc.
7.150%, 2/1/32	20,279	24,241
5.950%, 12/1/34	20,700	21,724
Talisman Energy, Inc.
7.125%, 6/1/07	10,000	10,294
Technology (0.4%)
First Data Corp.
4.700%, 8/1/13	40,000	37,829
International Business Machines Corp.
8.375%, 11/1/19	25,000	32,207
5.875%, 11/29/32	25,000	25,941
Pitney Bowes Credit Corp.
8.550%, 9/15/09	41,890	46,934

Transportation (0.3%)
ERAC USA Finance Co.
[3]7.350%, 6/15/08	21,805	22,908
[3]6.700%, 6/1/34	18,000	18,990
Federal Express Corp.
[2]6.720%, 1/15/22	41,066	44,149
Southwest Airlines Co.
[2]7.540%, 6/29/15	30,772	33,821

Industrial Other (0.1%)
Dover Corp.
6.500%, 2/15/11	13,808	14,741
Snap-On Inc.
6.250%, 8/15/11	34,990	37,026
		3,728,382
Utilities (1.9%)
Electric Utilities (1.5%)
Alabama Power Co.
2.800%, 12/1/06	23,090	22,625
5.700%, 2/15/33	15,000	15,097
Carolina Power & Light Co.
5.950%, 3/1/09	20,000	20,555
Central Illinois Public Service
6.125%, 12/15/28	54,000	57,623
Consolidated Edison, Inc.
6.450%, 12/1/07	20,000	20,595
3.625%, 8/1/08	20,000	19,367
Exelon Generation Co. LLC
6.950%, 6/15/11	45,000	48,350
Florida Power & Light Co.
5.650%, 2/1/35	40,000	39,982
4.950%, 6/1/35	10,000	8,997
Kansas City Power & Light
7.125%, 12/15/05	40,000	40,027

Face Amount ($000)	Market Value• ($000)

National Rural Utilities Cooperative Finance Corp.
5.750%, 12/1/08	50,000	51,087
PacifiCorp
6.625%, 6/1/07	20,500	20,983
5.900%, 8/15/34	12,500	12,756
Public Service Electric & Gas
4.000%, 11/1/08	40,500	39,492
South Carolina Electric & Gas Co.
5.800%, 1/15/33	9,000	9,246
Southern Investments UK PLC
6.800%, 12/1/06	35,000	35,567
Virginia Electric & Power Co.
5.750%, 3/31/06	25,000	25,083
7.625%, 7/1/07	16,200	16,871
Wisconsin Electric Power Co.
4.500%, 5/15/13	21,565	20,694
Wisconsin Power & Light Co.
7.625%, 3/1/10	20,000	21,723
Wisconsin Public Service
6.080%, 12/1/28	45,000	49,299

Natural Gas (0.3%)
British Transco Finance
6.625%, 6/1/18	50,000	54,939
KeySpan Corp.
4.650%, 4/1/13	9,000	8,749
PanEnergy Corp.
7.000%, 10/15/06	25,000	25,350
Wisconsin Gas Co.
6.600%, 9/15/13	13,100	14,086

Utility Other (0.1%)
Washington Gas & Light Co.
6.150%, 1/26/26	43,500	43,530
		742,673
Total Corporate Bonds
(Cost $8,586,702)		8,678,334

Sovereign Bonds (U.S. Dollar-Denominated) (2.6%)
African Development Bank
4.500%, 1/15/09	50,000	49,849
European Investment Bank
2.375%, 6/15/07	70,000	67,969
4.000%, 3/3/10	40,000	38,969
Inter-American Development Bank
5.375%, 11/18/08	19,400	19,899
7.375%, 1/15/10	40,000	43,978
4.375%, 9/20/12	40,000	39,023
International Bank for Reconstruction & Development
6.125%, 12/19/07	20,000	20,579
5.750%, 2/6/08	19,400	19,859
4.750%, 2/15/35	40,000	38,813
Japan Bank International
4.750%, 5/25/11	70,000	69,815
Japan Finance Corp.
4.625%, 4/21/15	75,000	72,912
KFW International Finance, Inc.
4.750%, 1/24/07	15,000	15,029
7.000%, 3/1/13	10,000	11,331
Kredit Fuer Wiederaufbau
3.375%, 1/23/08	55,000	53,680
Landwirtschaft Rentenbank
4.125%, 7/15/08	50,000	49,255
Oesterreichische Kontrollbank
4.250%, 10/6/10	25,000	24,554
4.500%, 3/9/15	50,000	49,070
Province of British Columbia
4.300%, 5/30/13	40,000	39,023
Province of Manitoba
4.450%, 4/12/10	57,000	56,144
Province of Ontario
^4.375%, 2/15/13	40,000	38,996
4.500%, 2/3/15	35,000	34,020
Province of Quebec
4.875%, 5/5/14	25,000	24,803
Quebec Hydro Electric
6.300%, 5/11/11	40,000	42,280
Republic of Italy
4.500%, 1/21/15	50,000	48,187
Republic of South Africa
6.500%, 6/2/14	21,900	23,679
Total Sovereign Bonds
(Cost $1,010,027)		991,716

Face Amount ($000)	Market Value• ($000)

Taxable Municipal Bonds (0.8%)
Chelan County WA Public Util. Dist
[5]7.070%, 6/1/07	10,000	10,317
[5]7.100%, 6/1/08	12,000	12,597
Illinois (Taxable Pension) GO
5.100%, 6/1/33	75,000	72,178
Kansas Dev. Finance Auth. Rev
(Public Employee Retirement System)
[6]5.501%, 5/1/34	50,000	50,390
Oakland CA Pension Obligation
[5]6.980%, 12/15/09	7,801	8,371
Oregon School Board Assn
5.528%, 6/30/28	50,000	50,776
Southern California Public Power Auth
[6]6.930%, 5/15/17	30,000	34,804
Stanford Univ. California Rev
6.875%, 2/1/24	34,745	41,527
7.650%, 6/15/26	29,000	36,353

Total Taxable Municipal Bonds
(Cost $305,587)		317,313
Temporary Cash Investments (5.0%)
Repurchase Agreements (3.4%)

Bank America,
4.040%, 12/1/05	576,200	576,200
(Dated 11/30/05, Repurchase Value $576,265,000,
collateralized by Federal
Home Loan Mortgage Corp., 4.500%-6.000%,
11/1/18-12/1/35 and Federal National Mortgage Assn.,
4.500%-6.500%, 9/1/10-11/1/35)

UBS Warburg,
4.030%, 12/1/05	735,200	735,200
(Dated 11/30/05, Repurchase Value $735,282,000,
collateralized by Federal Home Loan Mortgage Corp.,
4.000%-10.500%, 1/1/06-12/1/35 and Federal
National Mortgage Assn., 4.000%-15.500%, 5/1/07-11/1/35)
		1,311,400

Shares

Money Market Fund (1.6%)

Vanguard Market Liquidity
[7] Fund, 4.048%--Note G	619,300,116	619,300

Total Temporary Cash Investments
(Cost $1,930,700)		1,930,700

Total Investments (102.1%)
(Cost $32,582,891)		39,387,113

Other Assets and Liabilities (-2.1%)

Other Assets--Note C		345,032

Liabilities--Note G		(1,155,794)

		(810,762)

Net Assets (100%)		38,576,351

At November 30, 2005, net assets consisted of:[8]
Amount ($000)

Paid-in Capital	30,362,678

Undistributed Net Investment Income	208,336

Accumulated Net Realized Gains	1,201,115

Unrealized Appreciation	6,804,222

Net Assets	38,576,351

Investor Shares--Net Assets

Applicable to 831,926,061 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	26,073,700

Net Asset Value Per Share--
Investor Shares	$31.34

Admiral Shares--Net Assets

Applicable to 230,907,078
outstanding $.001 par value shares
of beneficial interest (unlimited
authorization)	12,502,651

Net Asset Value Per Share--
Admiral Shares	$54.15

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements. 1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the aggregate value of these securities was $1,086,736,000, representing 2.8% of net assets.
4 Adjustable-rate note.
5 Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
6 Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
CMO—Collateralized Mortgage Obligation.
GO—General Obligation Bond.

Statement of Operations

Year Ended November 30, 2005
($000)

Investment Income

Income

Dividends	533,445

Interest	614,033

Security Lending	4,337

Total Income	1,151,815

Expenses

Investment Advisory Fees--Note B

Basic Fee	12,623

Performance Adjustment	1,944

The Vanguard Group--Note C

Management and Administrative

Investor Shares	63,804

Admiral Shares	7,317

Marketing and Distribution

Investor Shares	4,596

Admiral Shares	1,105

Custodian Fees	174

Auditing Fees	17

Shareholders' Reports

Investor Shares	571

Admiral Shares	7

Trustees' Fees and Expenses	53

Total Expenses	92,211

Expenses Paid Indirectly--Note D	(1,423)

Net Expenses	90,788

Net Investment Income	1,061,027

Realized Net Gain (Loss) on Investment Securities Sold	1,270,014

Change in Unrealized Appreciation (Depreciation) of Investment Securities	722,504

Net Increase (Decrease) in Net Assets Resulting from Operations	3,053,545

Statement of Changes in Net Assets

	Year Ended November 30,
	2005 ($000)	2004 ($000)

Increase (Decrease) In Net Assets

Operations

Net Investment Income	1,061,027	903,395

Realized Net Gain (Loss)	1,270,014	1,161,338

Change in Unrealized Appreciation (Depreciation)	722,504	1,687,999

Net Increase (Decrease) in Net Assets Resulting from Operations	3,053,545	3,752,732

Distributions

Net Investment Income

Investor Shares	(821,748)	(701,399)

Admiral Shares	(221,010)	(134,993)

Realized Capital Gain[1]

Investor Shares	(821,687)	--

Admiral Shares	(161,487)	--

Total Distributions	(2,025,932)	(836,392)

Capital Share Transactions--Note H

Investor Shares	(2,171,481)	1,925,830

Admiral Shares	6,824,895	1,067,898

Net Increase (Decrease) from Capital Share Transactions	4,653,414	2,993,728

Total Increase (Decrease)	5,681,027	5,910,068

Net Assets

Beginning of Period	32,895,324	26,985,256

End of Period[2]	38,576,351	32,895,324

1 Includes fiscal 2005 short-term gain distributions totaling $6,490,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed net investment income of $208,336,000 and $190,067,000.

Financial Highlights

Wellington Fund Investor Shares
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$30.54	$27.69	$25.27	$28.41	$28.83

Investment Operations

Net Investment Income	.886	.865	.77	.837	.97

Net Realized and Unrealized Gain (Loss) on Investments	1.718	2.800	2.42	(1.986)	1.10

Total from Investment Operations	2.604	3.665	3.19	(1.149)	2.07

Distributions

Dividends from Net Investment Income	(.895)	(.815)	(.77)	(.870)	(1.01)

Distributions from Realized Capital Gains	(.909)	--	--	(1.121)	(1.48)

Total Distributions	(1.804)	(.815)	(.77)	(1.991)	(2.49)

Net Asset Value, End of Period	$31.34	$30.54	$27.69	$25.27	$28.41

Total Return	8.86%	13.44%	12.94%	-4.27%	7.62%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$26,074	$27,503	$23,108	$20,007	$21,864

Ratio of Total Expenses to Average Net Assets[1]	0.29%	0.31%	0.36%	0.36%	0.36%

Ratio of Net Investment Income to Average Net Assets	2.93%	2.99%	3.00%	3.18%	3.42%

Portfolio Turnover Rate	24%	24%	28%	25%	33%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

Wellington Fund Admiral Shares
	Year Ended November 30,				May 14[1] to Nov. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$52.76	$47.84	$43.66	$49.08	$50.00

Investment Operations

Net Investment Income	1.61	1.561	1.383	1.494	.940

Net Realized and Unrealized Gain (Loss) on Investments	2.97	4.831	4.183	(3.425)	(1.045)

Total from Investment Operations	4.58	6.392	5.566	(1.931)	(.105)

Distributions

Dividends from Net Investment Income	(1.62)	(1.472)	(1.386)	(1.552)	(.815)

Distributions from Realized Capital Gains	(1.57)	--	--	(1.937)	--

Total Distributions	(3.19)	(1.472)	(1.386)	(3.489)	(.815)

Net Asset Value, End of Period	$54.15	$52.76	$47.84	$43.66	$49.08

Total Return	9.02%	13.57%	13.09%	-4.15%	-0.12%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$12,503	$5,392	$3,878	$2,922	$2,286

Ratio of Total Expenses to Average Net Assets[2]	0.15%	0.17%	0.23%	0.26%	0.28%3

Ratio of Net Investment Income to Average Net Assets	3.09%	3.13%	3.12%	3.30%	3.44%[3]

Portfolio Turnover Rate	24%	24%	28%	25%	33%

1 Inception.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.
3 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended November 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.03% of the fund’s average net assets before an increase of $1,944,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2005, the fund had contributed capital of $4,538,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2005, these arrangements reduced the fund’s management and administrative expenses by $1,295,000 and custodian fees by $128,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $68,859,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2005, the fund had $338,336,000 of ordinary income and $1,121,065,000 of long-term capital gains available for distribution.

At November 30, 2005, net unrealized appreciation of investment securities for tax purposes was $6,804,222,000, consisting of unrealized gains of $7,277,098,000 on securities that had risen in value since their purchase and $472,876,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2005, the fund purchased $9,291,287,000 of investment securities and sold $5,404,033,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,119,592,000 and $2,922,757,000, respectively.

G. The market value of securities on loan to broker/dealers at November 30, 2005, was $595,310,000, for which the fund received cash collateral of $619,300,000.

H. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2005		2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	4,995,907	164,483	4,165,936	142,737

Issued in Lieu of Cash Distributions	1,574,878	52,243	664,904	22,997

Redeemed	(8,742,266)	(285,363)	(2,905,010)	(99,679)

Net Increase (Decrease)--Investor Shares	(2,171,481)	(68,637)	1,925,830	66,055

Admiral Shares

Issued	7,199,889	135,769	1,456,447	28,851

Issued in Lieu of Cash Distributions	352,559	6,752	121,771	2,437

Redeemed	(727,553)	(13,809)	(510,320)	(10,146)

Net Increase (Decrease)--Admiral Shares	6,824,895	128,712	1,067,898	21,142

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 12, 2006

Special 2005 tax information (unaudited) for Vanguard Wellington Fund

This information for the period ending November 30, 2005, is included pursuant to provisions of the Internal Revenue Code. The fund distributed $1,041,000,000 as capital gain dividends (from net long-term gains) to shareholders during the fiscal year.

The fund distributed $485,144,000 of qualified dividend income to shareholders during the fiscal year. For corporate shareholders, 37.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior- year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares Periods Ended November 30, 2005
	One Year	Five Years	Ten Years

Returns Before Taxes	8.86%	7.52%	10.05%

Returns After Taxes on Distributions	7.37	5.95	7.80

Returns After Taxes on Distributions and Sale of Fund Shares	6.39	5.67	7.51

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.” • Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2005
Wellington Fund	Beginning Account Value 5/31/2005	Ending Account Value 11/30/2005	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,054.51	$1.44

Admiral Shares	1,000.00	1,055.30	0.72

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.66	$1.42

Admiral Shares	1,000.00	1,024.37	0.71

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.14% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Notice to Shareholders

The board of trustees of Vanguard Wellington Fund has decided to adopt a new advisory fee schedule for the fund, effective January 1, 2006. The new schedule is expected to raise the fund’s expense ratio to 0.30% from 0.29% for Investor Shares and to 0.16% from 0.15% for Admiral Shares. For shareholders, the increase represents an additional $1 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies. The fund’s trustees regularly evaluate its investment advisory agreement, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance together with a wide range of information relating to Wellington Management Company, LLP (Wellington Management), which has managed the fund since its inception in 1929. The fund has entered into a new investment advisory agreement with Wellington Management to reflect the new fee schedule; however, other terms of the existing agreement have not changed. Under the terms of the agreement, the fund will pay Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the fund’s average month-end net assets for the quarter. The quarterly payment to Wellington Management may be increased or decreased by applying a performance adjustment. The terms of the performance adjustment in the new agreement are the same as those in the current agreement between the fund and Wellington Management. Wellington Management’s fee may be increased or decreased by applying an adjustment formula based on the fund’s investment performance relative to the investment record of the Wellington Composite Index, which is weighted 65% in the Standard & Poor’s 500 Index and 35% in the Brothers Credit A or Better Bond Index.

For the fiscal year ended November 30, 2005, the advisory fees paid by Vanguard Wellington Fund were $14.6 million, or 0.04% of the fund’s average net assets. If the new fee schedule had been in place throughout the 2005 fiscal year, the advisory fees paid by the fund would have been $18.3 million, or 0.05% of the fund’s average net assets. The average advisory fee paid by funds in the Wellington Fund’s Lipper peer group was 0.48% of assets as of November 30, 2005.

Board Approval of the Investment Advisory Agreement

Wellington Management is responsible for managing the investment and reinvestment of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund. The fund trustees retained Wellington Management under the terms of an investment advisory agreement. The board’s decision to revise the current advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with Wellington Management and considered the following factors, among others:

• The trustees considered the benefits to shareholders of continuing to retain Wellington Management as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. Specifically, the board noted that Edward Bousa, who manages the equity portion of the fund, has more than two decades of industry experience. Further, the board noted that John C. Keogh, who currently co-manages the fixed income portion, also has more than two decades of industry experience. (Mr. Keogh will replace Paul D. Kaplan as portfolio manager of the fixed income portion of the fund at the end of June 2006. Mr. Keogh is co-managing the fixed income portion of the fund with Mr. Kaplan.) The board concluded that Wellington Management and the fund’s management team have depth and stability. The senior portfolio managers are backed by well-tenured groups of equity and fixed income research analysts who conduct detailed fundamental analysis of industries and companies. The board concluded that the existing advisory fee schedule has been in place since 2000 and should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded portfolio management team to manage a large balanced fund. The new fee arrangement will enable Wellington Management to enhance the organizational depth and stability of the fund’s management team by retaining top investment talent and by hiring new investment professionals on an as-needed basis.

• The trustees considered the fund’s investment performance compared with those of the fund’s peer group and relevant benchmark. The board concluded that short- and long-term performance has been consistently competitive versus the fund’s benchmark, the Wellington Composite Index. The board also concluded that short- and long-term performance has been competitive versus the fund’s balanced-fund peers, as defined by Lipper.

• The trustees considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee will remain significantly below those of most of its peers.

• The trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The trustees considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the fund, and concluded that approval of the investment advisory agreement is in the best interest of the fund and its shareholders. The advisory agreement will continue for one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management as defined in federal securities laws.

Background Information on Wellington Management Company

Wellington Management, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of November 30, 2005, the firm managed more than $510 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts. The managers primarily responsible for overseeing the fund’s investments are: Paul D. Kaplan, senior vice president and partner of Wellington Management. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the bond portion of the fund since 1994. Education: B.S., Dickinson College; M.S., Sloan School of Management, Massachusetts Institute of Technology.

John C. Keogh, senior vice president and partner of Wellington Management, has worked in investment management since 1979, has been with Wellington Management since 1983, and has been assisting Mr. Kaplan for two years. Education: B.A., Tufts University.

Edward P. Bousa, CFA, senior vice president and partner of Wellington Management. He has worked in investment management since 1984; has been with Wellington Management and has assisted with management of the fund since 2000; and has managed the stock portion of the fund since 2002. Education: B.A., Williams College; M.B.A., Harvard Business School.

Wellington Management is owned by its 87 active partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds, including Vanguard Wellington Fund, and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our Updated Policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements: Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard's proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund's current prospectus	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months
ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in
Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012006

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2005: $17,000
Fiscal Year Ended November 30, 2004: $16,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2005: $2,152,740
Fiscal Year Ended November 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2005: $382,200
Fiscal Year Ended November 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2005: $0
Fiscal Year Ended November 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 20, 2006

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.